EXHIBIT 10.21(A)

SIDE LETTER NO 1.                                                 9TH APRIL 1998
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                                                     Petrodrill Construction Inc
                                                                       Suite 205
                                                                  Saffrey Square
                                                                   PO Box N 8188
                                                                          Nassau
                                                                         Bahamas

TDI-Halter L.P.
1800 West Loop South
Houston
Texas 77027

Gentlemen,

                                  Hull No 1829

We refer to the contract executed between us today in respect of the above hull.

With respect to the target figures referred to in clause 6 of the contract it is agreed that these shall be amended to reflect those ultimately agreed between the Purchaser and Davie Industries in respect of Amethyst 2 & 3.


Yours faithfully
/s/ DEREK LEACH
    Derek Leach
    Attorney-in-Fact



WE HEREBY ACKNOWLEDGE OUR UNDERSTANDING AND ACCEPTANCE OF THIS LETTER:

/s/ RICHARD M CURRENCE JNR.
    RICHARD M CURRENCE JNR.
    TDI-HALTER INC.
    9TH APRIL 9, 1998